Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2

TO CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of August 30, 2018 (this “Second Amendment”), to the Credit Agreement, dated as of June 20, 2017 (as amended by that certain First Amendment (as hereinafter defined), the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower (the “Borrower”), Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto, the agents from time to time parties thereto, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as administrative agent (in such capacity, the “Administrative Agent”), Credit Suisse AG, New York Branch (“Credit Suisse”), as structuring and syndication agent, and Wells Fargo Bank, as account bank, image file custodian and backup servicer, is hereby entered into by and among the entities identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, the Credit Agreement and certain other Basic Documents were previously amended in connection with that certain Omnibus Amendment, dated as of June 28, 2018 (the “First Amendment”), by and among the Borrower, Regional Management, Wells Fargo Bank, Credit Suisse and the various other entities identified on the respective signature pages thereto;

WHEREAS, Section 15.01 of the Credit Agreement permits certain of the parties thereto to amend, modify, or waive certain provisions of the Credit Agreement subject to the satisfaction of certain conditions set forth in such section; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The defined term “Class A Advance Rate” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Class A Advance Rate” means the lesser of (i) 75.00% (or, upon occurrence, and during the continuation, of a Level I Trigger Event, 70.00%) and (ii) the Total Advance Rate minus the ratio of (a) the Loans Outstanding that are Class B Loans to (b) the Eligible Pool Balance.”

(b) The defined term “Concentration Limits” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Concentration Limits” means, as of any day, based on the aggregate Eligible Receivables Principal Balance of the related type of Receivables (however, Delinquent Receivables (60+ Days), measured as of the most recent Determination Date (or as of such date of determination if such date is a Determination Date) or, in the case of Receivables transferred to the Borrower after such Determination Date, as of the related Cutoff Date, shall be excluded for purposes of all determinations pursuant to this definition of “Concentration Limits”):

(i) based on the billing addresses of the related Obligors, the State with the highest aggregate Eligible Receivables Principal Balance does not account for Receivables constituting more than 35.0% of the aggregate Eligible Receivables Principal Balance;

(ii) based on the billing addresses of the related Obligors, the three States with the highest aggregate Eligible Receivables Principal Balance do not account for Receivables constituting more than 80.0% of the aggregate Eligible Receivables Principal Balance

(iii) no more than 50.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables with an initial Principal Balance in excess of $6,000;

(iv) no more than 15.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables with an initial Principal Balance in excess of $8,000;

(v) no more than 8.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables for which, at the time of origination of the related Receivables, the related Obligors had a FICO® Score of less than 541;

(vi) no more than 22.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables for which, at the time of origination of the related Receivables, the related Obligors had a FICO® Score of less than 581;

(vii) no more than 55.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables for which, at the time of origination of the related Receivables, the related Obligors had a FICO® Score of less than 621;

(viii) no more than 90.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables for which, at the time of origination of the related Receivables, the related Obligors had a FICO® Score of less than 661;

(ix) the weighted average FICO® Score of all Obligors with respect to the Receivables shall not be less than 615;

(x) the weighted average original term of all Receivables shall not be greater than forty-eight (48) months;

(xi) no more than 12.5% of the aggregate Eligible Receivables Principal Balance relates to Receivables that have an original term to maturity greater than forty-eight (48) months;

(xii) the weighted average APR (by Principal Balance) of all Receivables shall not be less than 25.0%;

(xiii) no more than 5.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables which are not secured by any collateral pursuant to the terms of the related Contract;

(xiv) no more than 1.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables for which the related Contract is a Modified Contract; and

(xv) no more than 3.0% of the aggregate Eligible Receivables Principal Balance relates to Receivables that are Delinquent Receivables (30+ Days) but that are not Delinquent Receivables (60+ Days), measured, in each case, as of the most recent Determination Date (or as of such date of determination if such date is a Determination Date) or, in the case of Receivables transferred to the Borrower after such Determination Date, as of the related Cutoff Date.”

(c) The defined term “Facility Amortization Event” contained in Section 1.01 is hereby amended by deleting the events set forth in clauses (ii) and (iii) thereof, and, in each case, replacing such event with the text “[reserved];”.

(d) The defined term “Fee Letter” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Fee Letter” means the amended and restated fee letter, dated as of August 30, 2018, among the Borrower, the Servicer, the Administrative Agent and the initial Committed Lenders, setting forth, among other things, the Margin, the Step-Up Margin and the Unused Commitment Fee Rate.”

(e) The defined term “Financial Covenant” contained in Section 1.01 is hereby amended by deleting the text “$1,500,000” and replacing it with “$1,000,000” in lieu thereof.

(f) The defined term “Level I Trigger Event” contained in Section 1.01 is hereby amended by deleting clause (iii) in its entirety and replacing it with the following:

“(iii) the average of the Annualized Charge-off Ratio for such Collection Period and the two preceding Collection Periods exceeds 12.00%; or”.

(g) The defined term “Level II Trigger Event” contained in Section 1.01 is hereby amended by deleting clause (iii) in its entirety and replacing it with the following:

“(iii) the average of the Annualized Charge-off Ratio for such Collection Period and the two preceding Collection Periods exceeds 14.50%; or”.

(h) The defined term “Level III Trigger Event” contained in Section 1.01 is hereby amended by deleting clause (iii) in its entirety and replacing it with the following:

“(iii) the average of the Annualized Charge-off Ratio for such Collection Period and the two preceding Collection Periods exceeds 17.00%; or”.

(i) The defined terms “Full System Conversion Date”, “Full System Conversion Event”, “Initial South Carolina System Conversion Date”, “Initial System Conversion Date”, “Initial System Conversion Event”, “Initial Texas System Conversion Date”, “Monthly FICO Report” and “Monthly FICO Report Failure” contained in Section 1.01 are each hereby deleted in their entirety and all references to such defined terms in the Credit Agreement are hereby deleted.

(j) The defined term “Required Rating” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Required Rating” means a rating of the transaction contemplated by this Agreement of, in the case of the Class A Loans (or any related Credit Facility or Liquidity Facility provided by a Class A Lender with respect to a Conduit Lender hereunder), at least “AA” from DBRS or an equivalent rating from another nationally recognized statistical rating organization selected by the Required Lenders and reasonably acceptable to the Borrower, and in the case of the Class B Loans (or any related Credit Facility or Liquidity Facility provided by a Class B Lender with respect to a Conduit Lender hereunder), at least “A(high)” from DBRS or an equivalent rating from another nationally recognized statistical rating organization selected by the Required Lenders and reasonably acceptable to the Borrower.”

(k) The defined term “Scheduled Commitment Termination Date” contained in Section 1.01 is hereby amended by deleting the text “December 19, 2018” and replacing it with “February 28, 2020” in lieu thereof.

(l) The defined term “Total Advance Rate” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Total Advance Rate” means 80.00%, provided, that, upon occurrence, and during the continuation, of a Level I Trigger Event, 75.00%.”

(m) Section 2.15(a)(i) is hereby deleted in its entirety and replaced with the following:

“ (i) the Borrower shall have given the Administrative Agent, each Agent, the Servicer, the Image File Custodian, the Account Bank and the Backup Servicer at least thirty (30) days’ (or such lesser number of days as agreed to by the Required Lenders) prior written notice of its intent to effect a Securitization; provided, however, that the Borrower shall only be required to provide at least five (5) Business Days’ prior notice to such parties if such Securitization constitutes a transfer of Receivables by the Borrower to a Special Purpose Affiliate during the revolving period of such Special Purpose Affiliate’s respective Securitization;”

(n) Section 3.02(b) is hereby deleted in its entirety and replaced with the following:

“(b) Upon (i) a transfer or reallocation of Receivables in connection with a Securitization or (ii) the Facility Termination Date, the Administrative Agent, at the Borrower’s expense, upon payment in full of the related Aggregate Unpaids, shall execute and file such partial or full releases or partial or full assignments of financing statements and other documents and instruments as may be reasonably requested by the Borrower to effectuate the release of the relevant portion of the Collateral.”

(o) Section 4.02(b)(vii) is hereby deleted in its entirety and replaced with the following:

“(vii) on and as of such date, the Credit Facility or Liquidity Facility provided to the Conduit Lender in the Credit Suisse Lender Group with respect to the Class A Note is rated at least “AA” and the Credit Facility or Liquidity Facility provided to the Conduit Lender in the Credit Suisse Lender Group with respect to the Class B Note is rated at least “A(high)” by DBRS.”

(p) Section 5.05(b) is hereby deleted in its entirety and replaced with the following:

“Without limiting Sections 5.05(a) or 5.05(d), with respect to any Receivable for which the Custodian Certification has identified any exception, which has not been corrected by the Borrower or the Servicer in a manner acceptable to the Administrative Agent (acting at the direction of the Required Lenders) by the later of (i) the tenth (10th) Business Day following the Image File Custodian’s delivery of the related Custodian Certification for such Receivable and (ii) the thirtieth (30th) calendar day following the Funding Date for such Receivable (the later of the dates set forth in clauses (i) and (ii) above, a “Certification Repurchase Date”), then the Borrower shall remove or cause the removal of the related Receivable from the Collateral, and the Borrower shall acquire and repurchase, respectively, such Receivable from the Collateral and deposit the Release Price into the Collection Account on or before the earlier of (x) the immediately succeeding Payment Date after such Certification Repurchase Date and (y) the fifteenth (15th) calendar day after such Certification Repurchase Date. None of the Image File Custodian, the Backup Servicer or Account Bank is responsible for monitoring or enforcing repurchase requirements. Other than a review in accordance with Section 9.07(c) with respect to each Initial Receivable and any Subsequent Receivable, the Image File Custodian shall have no duty or obligation to review any of the Imaged Files.”

(q) Schedule A-1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(r) Schedule A-2 is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

3. Effectiveness. This Second Amendment shall become effective upon (i) delivery of executed signature pages by all parties hereto, (ii) receipt by the Administrative Agent, Account Bank, Image File Custodian, Backup Servicer and Lenders of Officer’s Certificates, dated as of the date hereof, from Responsible Officers of each of the Borrower and Regional Management with respect to (x) certain compliance, corporate and enforceability matters and (y) satisfaction of the conditions set forth in each of the Basic Documents to the execution and effectiveness hereof, in each case, in form and substance satisfactory to the Administrative Agent and Lenders, (iii) the Administrative Agent and Lenders shall have received evidence reasonably satisfactory to the Administrative Agent, Lenders and their counsel, that, on or before the date hereof, all UCC-1 financing statements required to be filed on or prior to the date hereof pursuant to the Credit Agreement have been filed and remain in full force and effect, (iv) delivery of a copy of this Second Amendment to each Rating Agency and to each Hedge Counterparty, (v) the Agent for the Credit Suisse Lender Group shall have received a ratings letter from DBRS confirming that the Credit Facility or Liquidity Facility provided to the Conduit Lender in the Credit Suisse Lender Group with respect to the Class A Note will be rated “AA” (or equivalent thereof) and that the Credit Facility or Liquidity Facility provided to the Conduit Lender in the Credit Suisse Lender Group with respect to the Class B Note will be rated “A(high)” (or equivalent thereof) by such Rating Agency, (vi) receipt by the Administrative Agent and the Backup Servicer of an updated form of Monthly Servicer Report incorporating the amendments provided for herein in form and substance satisfactory to the Administrative Agent and Lenders and (vii) the Borrower shall have paid all fees, costs and expenses required to be paid by it in connection with the effectiveness hereof, including all fees required under the Credit Agreement, the Fee Letter, and the Credit Suisse Upfront Fee Letter, and shall have reimbursed each Lender and the Administrative Agent, the Account Bank, the Image File Custodian and the Backup Servicer for all fees, costs and expenses of effectuating the amendments contemplated hereunder, including the fees and expenses of Weil, Gotshal & Manges LLP.

4. Reference to and Effect on the Credit Agreement; Ratification.

(a) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Second Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Basic Document to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This Amendment shall constitute a “Basic Document” under the Credit Agreement (including, for the avoidance of doubt, a “Borrower Basic Document” and “Servicer Basic Document” for purposes of Section 5 of the Credit Agreement).

5. Counterparts; Facsimile Signature. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Second Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

6. GOVERNING LAW; JURISDICTION; FORUM. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK

IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

7. Headings. The descriptive headings of the various sections of this Second Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

8. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Second Amendment. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

9. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

10. No Insolvency Proceedings. Notwithstanding any prior termination of this Second Amendment or the Credit Agreement, each party to this Second Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this Second Amendment or the Credit Agreement.

11. Direction to Wells Fargo Bank. Wells Fargo Bank, in its capacities as Account Bank, Image File Custodian, and Backup Servicer hereunder, is hereby authorized and directed to execute and deliver this Second Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By: /s/ Donald E. Thomas

Name: Donald E. Thomas

Title:   Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By: /s/ Donald E. Thomas

Name: Donald E. Thomas

Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s/ Brian Grushkin

  Name: Brian Grushkin

  Title: Director

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Class A Committed Lender, Class B Committed Lender,

Class A Lender Agent and Class B Lender Agent

By: /s/ Brian Grushkin

  Name: Brian Grushkin

  Title: Director

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Class A Committed Lender and Class B Committed Lender

By: /s/ Jeffrey Traola

  Name: Jeffrey Traola

  Title: Authorized Signatory

By: /s/ Michael Eaton

  Name: Michael Eaton

  Title: Authorized Signatory

ACKNOWLEDGED AND AGREED TO BY:

GIFS CAPITAL COMPANY, LLC,

as Class A Conduit Lender and Class B Conduit Lender

By: /s/ Carey D. Fear

  Name: Carey D. Fear

  Title: Authorized Signer

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH,

as Class A Lender Agent and Class B Lender Agent

By: /s/ Jeffrey Traola

  Name: Jeffrey Traola

  Title: Director

By: /s/ Michael Eaton

  Name: Michael Eaton

  Title: Vice President

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Account Bank,

Image File Custodian, and Backup Servicer

By: /s/ Jennifer C. Westberg

  Name: Jennifer C. Westberg

  Title: Vice President

Exhibit A

SCHEDULE A-1

CREDIT SUISSE LENDER SUPPLEMENT

CLASS A

Lender Group:	Credit Suisse

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch

Securitized Products Finance

Eleven Madison Avenue, 3rd Floor

New York, New York 10010

Attention:  Conduit and Warehouse Financing

E-mail:   ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

Telephone:  ###-###-####

Class A Conduit Lender:	GIFS Capital Company, LLC

Commitment:	An amount not to exceed the commitment of Credit Suisse AG, Cayman Islands Branch

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: ############@guggenheimpartners.com Telephone No.: (###) ###-####

Class A Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	$70,312,500

Address for Notices and Investing Office:	Credit Suisse AG, New York Branch Securitized Products Finance Eleven Madison Avenue, 3rd Floor

New York, New York 10010

Attention:  Conduit and Warehouse Financing

E-mail:   ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

Telephone:  ###-###-####

Wire Information:

If for the Credit Suisse Lender Group:

Bank Name: Bank of New York, NY

Acct Name:  Alpine Securitization LTD

ABA #:   ###-###-###

Acct #:   ############

Attn:     ############

       ############

Ref:     Regional Management

CLASS B

Lender Group:	Credit Suisse

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch

Securitized Products Finance

Eleven Madison Avenue, 3rd Floor

New York, New York 10010

Attention:  Conduit and Warehouse Financing

E-mail:   ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

Telephone:  ###-###-####

Class B Conduit Lender:	GIFS Capital Company, LLC

Commitment:	An amount not to exceed the commitment of Credit Suisse AG, Cayman Islands Branch

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: ############@guggenheimpartners.com Telephone No.: (###) ###-####

Class B Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	$4,687,500

Address for Notices and Investing Office:

Credit Suisse AG, New York Branch

Securitized Products Finance

Eleven Madison Avenue, 3rd Floor

New York, New York 10010

Attention:  Conduit and Warehouse Financing

E-mail:   ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

     ############@credit-suisse.com

Telephone:  ###-###-####

Wire Information:

If for the Credit Suisse Lender Group:

Bank Name: Bank of New York, NY

Acct Name:  Alpine Securitization LTD

ABA #:   ###-###-###

Acct #:   ############

Attn:     ############

       ############

Ref:     Regional Management

Exhibit B

SCHEDULE A-2

WELLS FARGO LENDER SUPPLEMENT

CLASS A

Lender Group:	Wells Fargo

Agent:	Wells Fargo Bank, N.A.

Address for Notices:

Wells Fargo Bank, National Association

Consumer Finance Group

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, NC 28202

Attention:  ############

E-mail:  ############@wellsfargo.com

Telephone:  (###) ###-####

Class A Committed Lender:	Wells Fargo Bank, N.A.

Commitment:	$46,875,000

Address for Notices and Investing Office:

Wells Fargo Bank, National Association

Consumer Finance Group

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, NC 28202

Attention:  ############

E-mail:  ############@wellsfargo.com

Telephone:  (###) ###-####

Wire Information:

If for the Wells Fargo Lender Group:

Bank Name: Wells Fargo Bank, National Association

Acct Name:  Asset Securitization Division

ABA #:   ############

Acct #:   ############

Attn:     ############

Ref:     Regional Management Receivables II, LLC

CLASS B

Lender Group:	Wells Fargo

Agent:	Wells Fargo Bank, N.A.

Address for Notices:

Wells Fargo Bank, National Association

Consumer Finance Group

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, NC 28202

Attention:  ############

E-mail:  ############@wellsfargo.com

Telephone:  (###) ###-####

Class B Committed Lender:	Wells Fargo Bank, N.A.

Commitment:	$3,125,000

Address for Notices and Investing Office:

Wells Fargo Bank, National Association

Consumer Finance Group

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, NC 28202

Attention:  ############

E-mail:  ############@wellsfargo.com

Telephone:  (###) ###-####

Wire Information:

If for the Wells Fargo Lender Group:

Bank Name: Wells Fargo Bank, National Association

Acct Name:  Asset Securitization Division

ABA #:   ############

Acct #:   ############

Attn:     ############

Ref:     Regional Management Receivables II, LLC